Monolithic Power Systems
Q1 '21 Earnings Call

Michael Hsing – CEO and Founder
Bernie Blegen – VP and CFO

May 4, 2021

Safe Harbor Statement

This presentation contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, litigation expenses, interest income, and diluted shares outstanding, (ii) our outlook for the long-term prospects of the company, including our performance against our business plan, revenue growth in certain of our market segments, our continued investment into R&D, expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, and our expectations regarding market and industry segment trends and prospects, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS's products, in particular the new products launched recently, being different than expected; our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to increase market share in our targeted markets; our ability to meet customer demand for our products due to constraints on our third-party suppliers' ability to manufacture sufficient quantities of our products or otherwise; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS's schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to manage our inventory levels; our ability to effectively manage our growth and attract and retain qualified personnel; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; adverse events arising from orders of governmental entities, including such orders that impact our customers, and adoption of new or amended accounting standards; the effect of epidemics and pandemics, such as the COVID-19 outbreak first identified in December 2019, on the global economy and on our business; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS's financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of the COVID-19 pandemic); our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the ongoing consolidation of companies in the semiconductor industry; and other important risk factors identified in MPS's Securities and Exchange Commission (SEC) filings, including, but not limited to, our Annual Report on Form 10-K filed with the SEC on March 1, 2021. The forward-looking statements in this press release and statements made during the accompanying teleconference represent MPS's projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

Non-GAAP Financial Measures

This presentation contains, Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP other income, net, non-GAAP operating income and non-GAAP income before taxes differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, other income, net, operating income and income before taxes determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, deferred compensation plan income/expense and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Non-GAAP operating expenses exclude the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP other income, net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Non-GAAP income before taxes excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS' core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Quarterly Revenue 2017 to 2021



$270
$250
$230
$210
$190
$170
$150
$130
$110
$90
$70
$100.4
$129.2
$141.4
$165.8
$254.5
$112.2
$139.8
$151.0
$186.2
$128.9
$160.0
$168.8
$259.4
$129.4
$153.5
$166.7
$233.0
'17
'18
'19
'20
'21
Q1
Q2
Q3
Q4

Q1 Revenue by Market - 2021 vs. 2020

Consumer	up 77.1 %
Automotive	up 92.5 %
Computing and storage	up 29.9 %
Industrial	up 57.7 %
Communications	up 29.4 %
Total revenue	up 53.5 %

MPS

2021 Q1 Selected P&L Data

$ & shares in millions	'21 Q1	'20 Q4	'20 Q1	Change vs '20Q4 $	Change vs '20Q4 %	Change vs '20Q1 $	Change vs '20Q1 %
Revenue	$254.5	$233.0	$165.8	$21.4	9.2%	$88.7	53.5%
GAAP							
Gross Margin	55.4%	55.3%	55.2%	$12.2	10 bps	$49.6	20 bps
Operating Inc.	$46.1	$40.0	$31.0	$6.1	15.3%	$15.1	48.7%
Opex	$95.0	$88.9	$60.5	$6.1	6.8%	$34.5	57.1%
Net Income	$45.4	$42.9	$35.8	$2.5	5.9%	$9.7	27.0%
EPS	**$0.95**	**$0.90**	**$0.77**	**$0.05**	**5.4%**	**$0.18**	**23.4%**
Shares Outstanding (FD)	47.7	47.6	46.7	0.1	0.2%	1.0	2.2%
Non-GAAP							
Gross Margin	55.8%	55.7%	55.5%	$12.2	10 bps	$50.1	30 bps
Operating Inc.	$75.8	$66.3	$45.9	$9.5	14.4%	$29.9	65.2%
Opex	$66.2	$63.6	$46.1	$2.7	4.2%	$20.2	43.8%
Stock Comp	$28.6	$23.0	$18.6	$5.6	24.4%	$10.0	54.0%
Net Income	$69.5	$62.5	$44.3	$7.0	11.2%	$25.1	56.7%
EPS	**$1.46**	**$1.31**	**$0.95**	**$0.14**	**10.9%**	**$0.51**	**53.3%**

2021 Q1 Selected Balance Sheet Data

$ in millions	'21 Q1	'20 Q4	'20 Q1
Cash and Cash Equivalents	$641.6	$598.0	$492.3
Cash Flow from Operations	$77.1	$79.6	$51.4
Capital Spending	$19.0	$11.5	$10.0
Accounts Receivable			
Dollars	$84.1	$66.8	$54.3
Days	30	26	30
Inventory			
Dollars	$175.2	$157.1	$131.5
Days - Current quarter revenue	141	137	161
Next quarter's revenue	128	126	143

2021 Q2 Outlook

$ & shares in millions	Range	
Revenue	$274.0	$286.0
GAAP		
Gross Margin	55.1%	55.7%
R&D and SG&A	$95.9	$99.9
Non-GAAP		
Gross Margin	55.5%	56.1%
R&D and SG&A	$65.5	$67.5
Total Stock Compensation	$31.4	$33.4
Litigation Expenses	$2.3	$2.7
Interest income	$1.3	$1.7
Shares Outstanding (FD)	47.3	48.3

Monolithic Power Systems
Q1 ‘21 Earnings Call

Michael Hsing – CEO and Founder
Bernie Blegen – VP and CFO

May 4, 2021

Net Income to Non-GAAP Net Income Reconciliation

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME

(Unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,	
	2021	2020
Net income	$ 45,413	$ 35,756
Adjustments to reconcile net income to non-GAAP net income:		
Stock-based compensation expense	28,583	18,562
Deferred compensation plan expense (income)	(57)	94
Tax effect	(4,460)	(10,079)
Non-GAAP net income	$ 69,479	$ 44,333
Non-GAAP net income per share:		
Basic	$ 1.53	$ 1.00
Diluted	$ 1.46	$ 0.95
Shares used in the calculation of non-GAAP net income per share:		
Basic	45,498	44,455
Diluted	47,711	46,670

GAAP to Non-GAAP Reconciliation

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)

	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Gross profit	$ 141,059	$ 91,447
Gross margin	55.4%	55.2%
Adjustments to reconcile gross profit to non-GAAP gross profit:		
Stock-based compensation expense	816	557
Deferred compensation plan expense (income)	161	(54)
Non-GAAP gross profit	$ 142,036	$ 91,950
Non-GAAP gross margin	55.8%	55.5%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Total operating expenses	$ 94,973	$ 60,461
Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:		
Stock-based compensation expense	(27,767)	(18,005)
Deferred compensation plan income (expense)	(959)	3,602
Non-GAAP operating expenses	$ 66,247	$ 46,058

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)

	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Total operating income	$ 46,086	$ 30,986
Adjustments to reconcile total operating income to non-GAAP total operating income:		
Stock-based compensation expense	28,583	18,562
Deferred compensation plan expense (income)	1,120	(3,656)
Non-GAAP operating income	$ 75,789	$ 45,892

RECONCILIATION OF OTHER INCOME, NET, TO NON-GAAP OTHER INCOME, NET
(Unaudited, in thousands)

	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Total other income, net	$ 2,587	$ (1,714)
Adjustments to reconcile other income, net to non-GAAP other income, net:		
Deferred compensation plan expense (income)	(1,177)	3,750
Non-GAAP other income, net	$ 1,410	$ 2,036

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES
(Unaudited, in thousands)

	Three Months Ended March 31, 2021	Three Months Ended March 31, 2020
Total income before income taxes	$ 48,673	$ 29,272
Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:		
Stock-based compensation expense	28,583	18,562
Deferred compensation plan expense (income)	(57)	94
Non-GAAP income before income taxes	$ 77,199	$ 47,928

GAAP to Non-GAAP Reconciliation

2021 SECOND QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)

	Three Months Ending June 30, 2021	
	Low	High
Gross margin	55.1%	55.7%
Adjustments to reconcile gross margin to non-GAAP gross margin:		
Stock-based compensation expense	0.4%	0.4%
Non-GAAP gross margin	55.5%	56.1%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES
(Unaudited, in thousands)

	Three Months Ending June 30, 2021	
	Low	High
R&D and SG&A expense	$ 95,900	$ 99,900
Adjustments to reconcile R&D and SG&A expense to non-GAAP R&D and SG&A expense:		
Stock-based compensation expense	(30,400)	(32,400)
Non-GAAP R&D and SG&A expense	$ 65,500	$ 67,500